Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Castle Group, Inc. (the “Registrant”) on Form 10-QSB for the period ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Rick Wall, CEO and Chairman of the Board of Directors, and Howard Mendelsohn, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	11/14/07	By:	/s/Rick Wall
Rick Wall
Chief Executive Officer and Chairman of the Board of Director
Date:	11/14/07	By:	/s/ Howard Mendelsohn
Howard Mendelsohn
Chief Financial Officer